Exhibit 99.1

Contact: Tyler H. Rose Executive Vice President and Chief Financial Officer (310) 481-8484 or Michelle Ngo Senior Vice President and Treasurer (310) 481-8581	FOR RELEASE: November 27, 2017

KILROY REALTY, L.P. PRICES $425 MILLION OF 3.450%

SENIOR NOTES DUE 2024

LOS ANGELES—(BUSINESS WIRE)—November 27, 2017—Kilroy Realty Corporation (NYSE:KRC) today announced that its operating partnership, Kilroy Realty, L.P., has priced an underwritten public offering of $425.0 million aggregate principal amount of 3.450% senior notes due 2024 (the “Notes”). The Notes will pay interest semi-annually at a rate of 3.450% per annum on June 15 and December 15 each year and mature on December 15, 2024. The Notes were priced at 99.870% of the principal amount with a yield to maturity of 3.471%. The offering is expected to close on December 11, 2017, subject to the satisfaction of customary closing conditions. J.P. Morgan, US Bancorp, Barclays, BofA Merrill Lynch and Wells Fargo Securities acted as joint book-running managers; BBVA, Citigroup, and SMBC Nikko acted as senior co-managers; and BNP PARIBAS, Comerica Securities, KeyBanc Capital Markets, MUFG, PNC Capital Markets LLC, RBC Capital Markets and Scotiabank acted as co-managers of the offering.

Net proceeds from the offering will be approximately $421.0 million, after deducting underwriting discounts and our estimated expenses. The Company intends to use the net proceeds from the offering to redeem all $325.0 million aggregate principal amount (plus the make-whole amount and accrued and unpaid interest) of the operating partnership’s 4.800% senior notes due 2018 and to use the remaining net proceeds for general corporate purposes, which may include funding development projects, acquiring land and properties and repaying other outstanding indebtedness. Pending application of the net proceeds for those purposes, the Company may use the net proceeds from the offering to repay borrowings under the operating partnership’s revolving credit facility and/or temporarily invest such net proceeds in marketable securities.

The Notes are being offered pursuant to an effective shelf registration statement filed by Kilroy Realty Corporation and Kilroy Realty, L.P. with the Securities and Exchange Commission (“SEC”). The offering will be made only by means of the prospectus supplement and accompanying prospectus. The preliminary prospectus supplement and accompanying prospectus related to the offering has been filed with the SEC and is available on the SEC’s website at http://www.sec.gov. A copy of the final prospectus supplement and accompanying prospectus related to the offering may be obtained, when available, by calling J.P. Morgan Securities LLC collect at (212) 834-4533; or by calling U.S. Bancorp Investments, Inc. toll-free at (877) 558-2607.

This press release shall not constitute an offer to sell or the solicitation of an offer to buy any securities nor will there be any sale of these securities in any jurisdiction in which, or to any person to whom, such offer, solicitation or sale would be unlawful. This press release shall not constitute a notice of redemption under the optional redemption provisions of the indenture governing the operating partnership’s 4.800% senior notes due 2018.

About Kilroy Realty Corporation. Kilroy Realty Corporation, a member of the S&P MidCap 400 Index, is a real estate investment trust active in major West Coast markets. For nearly 70 years, Kilroy Realty Corporation has owned, developed, acquired and managed real estate assets primarily in the coastal regions of Los Angeles, Orange County, San Diego, the San Francisco Bay Area and greater Seattle. At September 30, 2017, Kilroy Realty Corporation’s stabilized portfolio totaled approximately 13.7 million square feet of office properties and 200 residential units.

Forward-Looking Statements. This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements are based on our current expectations, beliefs and assumptions, and are not guarantees of future performance. Forward-looking statements are inherently subject to uncertainties, risks, changes in circumstances, trends and factors that are difficult to predict, many of which are outside of our control. Accordingly, actual performance, results and events may vary materially from those indicated in the forward-looking statements, and you should not rely on the forward-looking statements as predictions of future performance, results or events. Numerous factors could cause actual future performance, results and events to differ materially from those indicated in the forward-looking statements, including, among others: global market and general economic conditions and their effect on our liquidity and financial conditions and those of our tenants; adverse economic or real estate conditions generally, and specifically, in the States of California and Washington; risks associated with our investment in real estate assets, which are illiquid, and with trends in the real estate industry; defaults on or non-renewal of leases by tenants; any significant downturn in tenants’ businesses; our ability to re-lease property at or above current market rates; costs to comply with government regulations, including environmental remediation; the availability of cash for distribution and debt service and exposure to risk of default under debt obligations; increases in interest rates and our ability to manage interest rate exposure; the availability of financing on attractive terms or at all, which may adversely impact our future interest expense and our ability to pursue development, redevelopment and acquisition opportunities and refinance existing debt; a decline in real estate asset valuations, which may limit our ability to dispose of assets at attractive prices or obtain or maintain debt financing, and which may result in write-offs or impairment charges; significant competition, which may decrease the occupancy and rental rates of properties; potential losses that may not be covered by insurance; the ability to successfully complete acquisitions and dispositions on announced terms; the ability to successfully operate acquired, developed and redeveloped properties; the ability to successfully complete development and redevelopment projects on schedule and within budgeted amounts; delays or refusals in obtaining all necessary zoning, land use and other required entitlements, governmental permits and authorizations for our development and redevelopment properties; increases in anticipated capital expenditures, tenant improvement and/or leasing costs; defaults on leases for land on which some of our properties are located; adverse changes to, or enactments or implementations of, tax laws, whether as a result of the proposed changes currently under consideration by the U.S. Congress or otherwise, or other applicable laws, regulations or legislation; risks associated with joint venture investments, including our lack of sole decision-making authority, our reliance on co-venturers’ financial condition and disputes between us and our co-venturers; environmental uncertainties and risks related to natural disasters; and our ability to maintain our status as a REIT. These factors are not exhaustive and additional factors could adversely affect our business and financial performance. For a discussion of additional factors that could materially adversely affect our business and financial performance, see the factors included under the caption “Risk Factors” in our annual report on Form 10-K for the year ended December 31, 2016 and in the prospectus supplement and related prospectus for this offering, as well as our other filings with the Securities and Exchange Commission that are incorporated by reference in such prospectus supplement and accompanying prospectus. All forward-looking statements are based on currently available information, and speak only as of the date on which they are made. We assume no obligation to update any forward-looking statement made in this press release that becomes untrue because of subsequent events, new information or otherwise, except to the extent we are required to do so in connection with our ongoing requirements under federal securities laws.

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